SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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METROPOLITAN WEST FUNDS

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, California 90017

1-800-241-4671

[    ], 2021

Dear Shareholder,

A Special Meeting of Shareholders (the “Meeting”) of the Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”) and the Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) (each, a “Fund,” and together, the “Funds”), each a series of Metropolitan West Funds (the “Trust”), will be held at [    ] a.m. (Pacific time) on [    ], 2021 to vote on the below proposals in connection with the implementation of proposed changes to each Fund’s advisory fee, as described below. After considering each of the proposals, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved each proposal. The Board believes that each proposal is in the best interests of the applicable Fund and its shareholders. The Board recommends that shareholders vote FOR each proposal.

The Meeting is being held to seek shareholder approval of the following proposals:

1.

For shareholders of the AlphaTrak 500 Fund, to approve an amendment to the investment advisory agreement between Metropolitan West Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.40% of average daily net assets of the Fund; and

2.

For shareholders of the Strategic Income Fund, to approve an amendment to the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.65% of average daily net assets of the Fund.

The Board and the Adviser are seeking shareholder approval of the proposals to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisors. Additionally, the Adviser believes that the changes would make the advisory fee for each Fund more competitive in the mutual fund marketplace, which could potentially make the Funds more appealing to investors and thereby increase overall assets with the potential to gain economies of scale; however, there is no guarantee that such economies will be realized.

You have received this letter and proxy statement because you were a shareholder of record of the AlphaTrak 500 Fund and/or the Strategic Income Fund on [    ], 2021 (the “Record Date”).

It is very important that we receive your vote before [    ], 2021. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

•	PHONE: Call the toll-free number listed on your Proxy Card. The control number on your Proxy Card will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter. If you have any questions, please contact Broadridge Financial Solutions, Inc. at [    ].

Sincerely,

/s/ David B. Lippman
David B. Lippman
President and Principal Executive Officer

METROPOLITAN WEST FUNDS

Metropolitan West AlphaTrak 500 Fund

Metropolitan West Strategic Income Fund

865 South Figueroa Street

Los Angeles, California 90017

(213) 244-0000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of the Metropolitan West AlphaTrak 500 Fund and the Metropolitan West Strategic Income Fund (collectively, the “Funds”), each a series of Metropolitan West Funds (the “Trust”), will be held at the offices of [Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017], at [    ]:00 a.m. (Pacific time) on [    ], 2021.

The Meeting is being held to seek shareholder approval of the following proposals:

1.

For shareholders of the AlphaTrak 500 Fund, to approve an amendment to the investment advisory agreement between Metropolitan West Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.40% of average daily net assets of the Fund; and

2.

For shareholders of the Strategic Income Fund, to approve an amendment to the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.65% of average daily net assets of the Fund.

The Board has fixed the close of business on [    ], 2021 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By order of the Board,

/s/ David B. Lippman
David B. Lippman
President and Principal Executive Officer

Dated: [    ], 2021

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote through the Internet or by phone by following the voting instructions found on the enclosed Proxy Card or to indicate voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask that you respond promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

METROPOLITAN WEST FUNDS

Metropolitan West AlphaTrak 500 Fund

Metropolitan West Strategic Income Fund

865 South Figueroa Street

Los Angeles, California 90017

(213) 244-0000

TO BE HELD ON [    ], 2021

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Metropolitan West Funds (the “Trust”) and two of its series, the Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”) and the Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) (each, a “Fund,” and collectively, the “Funds”), for use at the Special Meeting of Shareholders of the Funds (the “Meeting”), to be held at [__] a.m. (Pacific time) on [    ], 2021, at the offices of [Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, California 90017] or any adjournment(s) thereof. The Meeting is being held to seek shareholder approval of the following proposals:

1.

For shareholders of the AlphaTrak 500 Fund, to approve an amendment to the investment advisory agreement between Metropolitan West Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.40% of average daily net assets of the Fund; and

2.

For shareholders of the Strategic Income Fund, to approve an amendment to the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.65% of average daily net assets of the Fund.

Only shareholders of record as of the close of business on [    ], 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement is expected to be mailed to shareholders of record as of the Record Date on or about [    ], 2021.

THE BOARD, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OF THE TRUST (THE “INDEPENDENT TRUSTEES”), UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Notice of Meeting and Proxy Statement are available at [    ]. Enter the control number provided on your Proxy Card and follow the instructions. To obtain directions to attend the Meeting, please call 1-800-[    ]. The Trust will furnish, without charge, a copy of the Funds’ latest annual and/or semi-annual report to a shareholder upon request. For a free copy of that report, call 1-800-241-4671, write to Metropolitan West Funds, 865 South Figueroa Street, Los Angeles, California 90017 or visit www.tcw.com.

BACKGROUND ON THE PROPOSALS AND VOTING INFORMATION

What is this document and why did you send it to me?

As a shareholder of Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”) and/or the Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) (each, a “Fund,” and together, the “Funds”), each a series of Metropolitan West Funds (the “Trust”), you are being asked by each Fund’s investment adviser, Metropolitan West Asset Management, LLC (the “Adviser”), and the Trust’s Board of Trustees (the “Board”), to vote on proposals in connection with the implementation of proposed changes to each Fund’s advisory fee. This document includes a Notice of Special Meeting of Shareholders (the “Notice”), a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

What am I being asked to vote on?

Shareholders of the AlphaTrak 500 Fund are being asked to approve a proposal in connection with the implementation of proposed changes to the Fund’s advisory fee structure, as discussed below and in greater detail in the enclosed Proxy Statement. Specifically, shareholders of the AlphaTrak 500 Fund are being asked to approve an amendment to the investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.40% of the Fund’s average daily net assets (“Proposal 1”).

Shareholders of the Strategic Income Fund are being asked to approve a proposal in connection with the implementation of proposed changes to the Fund’s advisory fee structure, as discussed below and in greater detail in the enclosed Proxy Statement. Specifically, shareholders of the Strategic Income Fund are being asked to approve an amendment to the Advisory Agreement, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets (“Proposal 2” and, together with Proposal 1, the “Proposals”).

The proposed amendment to the Advisory Agreement makes no other changes to the current Advisory Agreement; it would change only the date of effectiveness and the advisory fee rate for each Fund. Additionally, there are no differences in the Adviser’s obligations to the Funds imposed by the proposed amendment.

Each Proposal can be implemented only with shareholder approval.

Why am I being asked to vote?

Currently, the advisory fee each Fund pays to the Adviser depends on whether that Fund outperforms or underperforms its respective benchmark. Generally, in years where a Fund outperforms its benchmark, the advisory fee for the Fund will be higher, and in years where a Fund underperforms its benchmark, the advisory fee for the Fund will be lower. If shareholders approve Proposal 1, the advisory fee for the AlphaTrak 500 Fund, regardless of how it performs, will be 0.40%. If shareholders approve Proposal 2, the advisory fee for the Strategic Income Fund, regardless of how it performs, will be 0.65%.

The Board and the Adviser are seeking shareholder approval of the Proposals to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers. Additionally, the Adviser believes that the changes would make the advisory fee for each Fund more competitive in the mutual fund marketplace, which could potentially make the Funds more appealing to investors and thereby increase overall assets with the potential to gain economies of scale; however, there is no guarantee that such economies will be realized.

How could the Proposals benefit the Adviser?

If shareholders approve Proposal 1, the advisory fee rate for the AlphaTrak 500 Fund, regardless of how it performs, will be 0.40%. If shareholders approve Proposal 2, the advisory fee rate for the Strategic Income Fund, regardless of how it performs, will be 0.65%. This change could benefit the Adviser, because if a Fund underperforms its benchmark, the advisory fee the Fund pays under the proposed fee structure could be higher than the advisory fee the Fund pays under the current fulcrum fee structure.

Additionally, the Adviser believes that removing the fulcrum fee for each Fund and implementing an advisory fee rate of 0.40% of average daily net assets for the AlphaTrak 500 Fund and 0.65% of average daily net assets for the Strategic Income Fund will increase the competitiveness and marketability of the Funds and thus create the potential to grow overall assets. If the Funds’ assets grow, the Adviser will receive more in advisory fees, because the overall average daily net assets on which the Adviser will collect advisory fees will be greater.

How could the Proposals benefit me?

As stated above, if shareholders approve Proposal 1, the advisory fee rate for the AlphaTrak 500 Fund, regardless of how it performs, will be 0.40%. If shareholders approve Proposal 2, the advisory fee rate for the Strategic Income Fund, regardless of how it performs, will be 0.65%. These changes could benefit shareholders, because if a Fund outperforms its benchmark, the advisory fee the Fund pays under the proposed fee structure could be lower than the advisory fee the Fund pays under the current fulcrum fee structure.

Additionally, as explained above and more fully in the Proxy Statement, the Adviser believes that removing the fulcrum fee and implementing an advisory fee rate of 0.40% of average daily net assets for the AlphaTrak 500 Fund and 0.65% of average daily net assets for the Strategic Income Fund will increase the competitiveness and marketability of the Funds and thus create the potential to grow overall assets. If the Funds’ assets grow, you may realize economies of scale through reduced overall expenses; however, there is no guarantee that such economies will be realized.

Finally, the fulcrum fee can result in anomalous advisory fees being charged to the Funds. Under the fulcrum fee structure, if a Fund performs poorly compared to its peers and the overall market but still outperforms its benchmark index, shareholders may pay a higher advisory fee, up to a maximum of 0.70% for the AlphaTrak 500 Fund and 1.90% for the Strategic Income Fund. If shareholders approve the Proposals, the advisory fee of a Fund will no longer be calculated based on the performance of the Fund against its benchmark index, and overall market volatility or downturns will not have a potential impact on the Fund’s advisory fee rate.

Will the elimination of the fulcrum fee structure of a Fund result in a change to the Fund’s investment objective or strategies?

No, there are no changes proposed to the investment objective or investment strategies of the AlphaTrak 500 Fund or the Strategic Income Fund.

How does the Board recommend I vote on the Proposals?

The Board recommends that you vote “FOR” each Proposal. The Board, including the Independent Trustees, has unanimously approved the Proposals, believes that the Proposals are in the best interests of the AlphaTrak 500 Fund and the Strategic Income Fund and their respective shareholders, and recommends that you approve the Proposal(s) applicable to your Fund(s).

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. (the “Solicitor” or “Broadridge”) is a company that has been engaged by the Funds to assist in the solicitation of proxies. The Solicitor is not affiliated with the Funds or with the Adviser. The expenses of this solicitation are estimated to be approximately $25,000. In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be adjourned or postponed. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for the expenses of this solicitation of proxies in connection with the Meeting?

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by the Adviser.

Who is eligible to vote?

Only shareholders of record of the Funds as of the close of business on [    ], 2021, the Record Date, are entitled to notice of, and to be present and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of record of each Fund as of the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on Proposal 1 and/or Proposal 2, as applicable.

How can a quorum be established?

The presence of 40% of the outstanding shares of the AlphaTrak 500 Fund on the Record Date constitutes a quorum for the Meeting for that Fund with respect to Proposal 1. The presence of 40% of the outstanding shares of the Strategic Income Fund on the Record Date constitutes a quorum for that Fund with respect to Proposal 2. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” will be counted as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

What vote is required?

The approval of the amendment to the Advisory Agreement by a Fund requires the affirmative vote of the “majority of the outstanding voting securities” of that Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of the Strategic Income Fund will vote on Proposal 2 in the aggregate as one class, and not by class of shares.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote through the Internet by visiting the Internet site listed on your Proxy Card and following the on-line instructions or by calling the toll-free number listed on your Proxy Card. If you need any assistance to vote your shares or have any questions regarding the Proposals, please call [    ].

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted “FOR” the applicable Proposal(s) and to grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Meeting.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the Proposals because each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to approve the Proposals?

It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Meeting. If we do not receive your vote after several weeks, you may be contacted by a representative of Broadridge Financial Solutions, Inc., who will remind you to vote your shares and help you return your Proxy Card. In the event that, with respect to each Proposal, a quorum is not present at the Meeting or a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the Meeting may be adjourned from time to time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.

No postage is required if mailed in the United States.

You may also vote your proxy through the Internet or by phone in accordance with the instructions set forth on the enclosed Proxy Card.

PROPOSALS

APPROVAL OF AMENDENT TO ADVISORY AGREEMENT

Proposal 1

The purpose of Proposal 1 is for shareholders of the AlphaTrak 500 Fund to approve an amendment to the investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.40% of the Fund’s average daily net assets.

Proposal 2

The purpose of Proposal 2 is for shareholders of the Strategic Income Fund to approve an amendment to the Advisory Agreement, on behalf of the Fund, that removes the Fund’s fulcrum fee structure and implements an advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets.

Introduction

Currently, the AlphaTrak 500 Fund has an advisory fee structure in place where the advisory fee is a performance-driven “fulcrum fee,” which is calculated off of a base fee at an annual rate of 0.35%, with a positive or negative performance adjustment of up to an annual rate of 0.35% based on the Fund’s performance relative to the S&P 500 Index plus a margin (as described below), resulting in a minimum fee of 0.00% if performance falls below the return of the S&P 500 Index plus that margin, and a maximum of 0.70% if performance exceeds the S&P 500 Index plus that margin.

Currently, the Strategic Income Fund has an advisory fee structure in place where the advisory fee is a performance-driven “fulcrum fee,” which is calculated off of a base fee at an annual rate of 1.20%, with a positive or negative performance adjustment of up to an annual rate of 0.70% based on the Fund’s performance relative to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus a margin (as described below), resulting in a minimum fee of 0.50% if performance falls below the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus that margin, and a maximum of 1.90% if performance exceeds the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus that margin.

The fulcrum fee for each Fund is explained more fully below under “Description of Current Advisory Agreement.” Most mutual funds have relatively simple or flat rate fee structures, either charging a fee based on a fund’s average daily net assets or a fee schedule that includes breakpoints whereby the advisory fee rate decreases as the fund’s asset size increases. Conversely, the fulcrum fee structure is more complicated. The Board and the Adviser are seeking shareholder approval of the Proposals to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers. Additionally, the Adviser believes that the changes would make the advisory fee for each Fund more competitive in the mutual fund marketplace, which could potentially make the Funds more appealing to investors and thereby increase overall assets with the potential to gain economies of scale; however, there is no guarantee that such economies will be realized.

If Proposal 1 is not approved by shareholders of the AlphaTrak 500 Fund, that Fund’s existing advisory agreement and fulcrum fee structure will remain in effect. If Proposal 2 is not approved by shareholders of the Strategic Income Fund, that Fund’s existing advisory agreement and fulcrum fee structure will remain in effect. If shareholders of the AlphaTrak 500 Fund approve Proposal 1 at the Meeting, the advisory fee rate at an annual rate of 0.40% of average daily net assets will become effective on [__], 2021, or as soon as practicable following shareholder approval. If shareholders of the Strategic Income Fund approve Proposal 2 at the Meeting, the advisory fee rate at an annual rate of 0.65% of average daily net assets will become effective on [__], 2021, or as soon as practicable following shareholder approval.

Shareholders of each Fund should consider the potential benefits to the Adviser if they approve the Proposals:

•

If the Funds’ assets grow as a result of having a less complex fee structure and therefore becoming more attractive to investors, the Adviser will receive more in advisory fees, because the overall average daily net assets on which the Adviser will collect the advisory fee will be greater.

•

If a Fund underperforms its benchmark, the advisory fee rate the Fund pays under the proposed fee structure could be higher than the advisory fee rate the Fund pays under the current fulcrum fee structure.

Shareholders of each Fund should also consider the potential benefits to themselves if the Proposals are approved:

•

If the Funds’ assets grow as a result of having a less complex fee structure and therefore becoming more attractive to investors, shareholders may realize economies of scale through reduced overall expenses. Shareholders should note, however, that there is no guarantee such economies will be realized.

•

If a Fund outperforms its benchmark, the advisory fee rate the Fund pays under the proposed fee structure could be lower than the advisory fee rate the Fund pays under the current fulcrum fee structure.

•

The fulcrum fee can result in anomalous advisory fees being charged to the Funds. Under the fulcrum fee structure, if a Fund performs poorly compared to its peers and the overall market, but still outperforms its benchmark index, shareholders may pay a higher advisory fee (or even 0.70% of average daily net assets for the AlphaTrak 500 Fund and 1.90% for the Strategic Income Fund—the maximum advisory fee permitted under the fulcrum fee structure). The Adviser believes that it is in the best interests of each Fund and its shareholders to change the fee structure to a flat fee that is more understandable and predictable.

Information Regarding the Adviser

Metropolitan West Asset Management, LLC, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolio of the Fund. The Adviser was founded in 1996, and is a wholly owned subsidiary of TCW Asset Management Company LLC, which is a wholly owned subsidiary of The TCW Group, Inc. (“TCW Group”). The Adviser had approximately $[    ] billion under management or committed to management as of [    ], 2021. The Adviser, together with TCW Group and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $[    ] billion under management or committed to management, including $[    ] billion of fixed income investments, as of [    ], 2021.

The following table provides the name and principal occupation of each executive officer of the Adviser. The address of each officer and the Chief Executive Officer of the Adviser is c/o Metropolitan West Asset Management, LLC, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017.

Name	Principal Occupation(s)
Laird Landmann	President for the Adviser and Group Managing Director of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC
David B. Lippman	Chief Executive Officer of the Adviser (since June 2008), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC
Tad Rivelle*	Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC
Richard Villa	Group Managing Director, Chief Financial Officer and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and The TCW Group, Inc. (since 2008) and TCW LLC (since 2016); Treasurer and Principal Financial Officer and Accounting Officer of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (since February 2014).

Meredith Jackson	Executive Vice President, General Counsel and Secretary of the Adviser, The TCW Group, Inc., TCW LLC, TCW Investment Management Company LLC, and TCW Asset Management Company LLC
Patrick Dennis	Senior Vice President, Associate General Counsel and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW LLC and TCW Asset Management Company LLC

* Mr. Rivelle will retire as an officer of the Adviser as of December 31, 2021.

The following table sets forth the Trustees and officers of the Funds who are also an officer, employee or member of the Adviser.

Name	Position with the Trust	Position with the Adviser
Patrick Moore	Trustee	Group Managing Director
Laird Landmann	Trustee and Executive Vice President	President
David B. Lippman	President and Principal Executive Officer	Chief Executive Officer
Eric Chan	Assistant Treasurer	Managing Director of Fund Operations
Tad Rivelle*	Executive Vice President	Chief Investment Officer and Group Managing Director
Stephen M. Kane	Executive Vice President	Group Managing Director
Richard Villa	Treasurer, Principal Financial Officer and Principal Accounting Officer	Group Managing Director
Gladys Xiques	Chief Compliance Officer and Anti-Money Laundering Officer	Managing Director and Global Chief Compliance Officer
Meredith Jackson	Vice President and Secretary	Executive Vice President, General Counsel and Secretary of the Adviser
Patrick Dennis	Vice President and Assistant Secretary	Senior Vice President, Associate General Counsel and Assistant Secretary

  * Mr. Rivelle will retire as an officer of the Trust and the Adviser as of December 31, 2021.

Interested Persons of the Trust and the Funds

Messrs. Moore and Landmann are deemed to be “interested persons” of the Trust and the Funds because of their current ownership positions with the Adviser and status as executive officers of the Adviser. They each serve as a Trustee of the Trust. Accordingly, they may be considered to have an interest with respect to the Proposals.

Description of the Advisory Agreement

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Advisory Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each series then existing, including the Funds, at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain series of the Trust. The Agreement was most recently amended on June 29, 2018 for the purpose of adding the three new series of the Trust. Following the Advisory Agreement’s initial two-year term with respect to each Fund, the Advisory Agreement continues in effect from year-

to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board, and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

The Advisory Agreement has a current term through February 5, 2023. The Board, including a majority of Independent Trustees, last approved the continuation of the Advisory Agreement on September 20, 2021.

The proposed amendment to the advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Proposed Amendment”), makes no changes to the Advisory Agreement, other than changing the date of effectiveness and the advisory fee rate for each Fund. Additionally, there are no differences in the Adviser’s obligations to the Funds imposed by the Proposed Amendment.

Management Fees and Other Fees

AlphaTrak 500 Fund. Under the Advisory Agreement relating to the AlphaTrak 500 Fund, the Trust currently pays the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by a performance component of up to 0.35% of the Fund’s average daily net assets), depending on whether and to what extent the investment performance of the Fund, exceeds or is exceeded by the investment record of the S&P 500 Stock Price Index plus a margin.

For purposes of the performance component of the management fee, the Fund uses a rolling 3-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the S&P 500 Stock Price Index plus a margin of 0.30%, up to a maximum annual performance adjustment of a positive or negative 0.35%. This formula requires that the Fund’s performance exceed the investment record of the Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the Index plus the margin, a negative performance adjustment would apply, and would reduce the Adviser’s fee. Thus, the maximum possible management fee payable by the Fund is an annual rate of 0.70% and the minimum is 0.00%.

Here are examples of how the adjustment would work (using annual rates for the AlphaTrak 500 Fund):

Fund Performance (assuming max 0.70% fee)	Index Plus 0.30% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	5.30%	0.35%	0.35%	0.70%

6.00%	5.30%	0.35%	0.25%	0.60%

5.00%	5.30%	0.35%	-0.11%	0.24%

4.00%	5.30%	0.35%	-0.35%	0.00%

3.00%	5.30%	0.35%	-0.35%	0.00%

The Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the Index is based on the change in value of the Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

Strategic Income Fund. Under the Advisory Agreement relating to all share classes of the Strategic Income Fund, the Trust pays the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by a performance component of up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeds or is exceeded by the investment record of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus a margin.

For purposes of the performance component of the management fee, the Fund uses a rolling 12-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus a margin of 0.10%, up to a maximum annual performance adjustment of a positive or negative 0.70%. This formula requires that the Fund’s performance exceed the investment record of the Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the Index plus the margin, a negative performance adjustment would apply, and would reduce the Adviser’s fee. Thus, the maximum possible management fee payable by the Fund is an annual rate of 1.90% and the minimum is 0.50%.

Here are examples of how the adjustment would work (using annual rates for the Strategic Income Fund):

Fund Performance (assuming max 1.90% fee)	Index Plus 0.10% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	4.10%	1.20%	0.70%	1.90%

6.00%	4.10%	1.20%	0.67%	1.87%

5.00%	4.10%	1.20%	0.32%	1.52%

4.00%	4.10%	1.20%	-0.04%	1.16%

3.00%	4.10%	1.20%	-0.39%	0.81%

2.00%	4.10%	1.20%	-0.70%	0.50%

The Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the Index is based on the change in value of the Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The management fee and any performance adjustment for the AlphaTrak 500 Fund and the Strategic Income Fund are each accrued daily, and the entire management fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily management fee accrual or monthly management fee payment by the Fund that is higher than lower current performance would otherwise produce.

The Advisory Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid under the Operating Expenses Agreement (described below), provided that those amounts are recouped within three years of being reduced or paid. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement, or (ii) the expense limitation in effect at the time of recoupment. See “Operating Expenses Agreement” below for additional information.

Operating Expenses Agreement. Pursuant to the operating expenses agreement between the Adviser and the Trust, on behalf of the Funds (the “Operating Expenses Agreement”), the Adviser has agreed to waive its investment management fee and/or reimburse the operating expenses of each Fund to the extent such Fund’s operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The Operating Expenses Agreement will remain in effect until July 31, 2023.

Fund	Expense Cap (As Percent of Average Net Asset Value)
AlphaTrak 500 Fund
Class M	0.90%
Strategic Income Fund
Class M	1.04%
Class I	0.80%

Includes Rule 12b-1 fees paid by Class M shares of the Funds. There are no Rule 12b-1 fees assessable for Class I shares.

If Proposal 1 is approved, the Adviser has agreed to lower the expense cap for the AlphaTrak 500 Fund, as further described below under “Description of the Proposed Amendment.”

The table below shows the advisory fees earned by the Adviser and the amounts of the reductions in fees and reimbursements of expenses by the Adviser for the fiscal year ended March 31, 2021 as a result of the expense limitations described above.

	Contractual Advisory Fees	Advisory Fees Reduced and Expenses Reimbursed by Adviser

AlphaTrak 500 Fund	$174,544	$122,267
Strategic Income Fund	$498,908	$58,686

Rule 12b-1 Fee. The Funds’ Class M shares have a Share Marketing Plan or “Rule 12b-1 Plan” under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Trustees of the Funds and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may include fees for shareholder services provided by third-party intermediaries not included in the shareholder servicing expenses described below). Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser has contractually agreed, through July 31, 2023 to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources, rather than the Fund paying these expenses.

Other Shareholder Servicing Expenses Paid By the Funds. Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10% (10 basis points) of the assets serviced for that Fund by that intermediary for shareholder services to each Fund and its shareholders who have invested in the I Share or M Share class. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to a Fund. These expenses represent amounts paid by a Fund to intermediaries for those services to the extent their fees are not covered through amounts paid under the Rule 12b-1 Plan. These amounts may be adjusted, subject to approval by the Board of Trustees. These expenses paid would remain subject to any expense limitations applicable to that Fund.

Compensation of Other Parties. The Adviser may, at its own expense and out of its own legitimate profits or other resources, pay additional compensation to third parties such as (but not limited to) broker-dealers, investment advisers, retirement plan administrators, or other financial intermediaries that have entered into a distribution, service or other type of arrangement with the Adviser, the distributor or the Funds (“Authorized Firms”). These are payments over and above other types of shareholder servicing and distribution payments described elsewhere in this Proxy Statement.

Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activity; conferences; retention of assets; new sales of Fund shares; and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.

The Adviser does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund’s portfolio transactions, in consideration of sales of Fund shares.

The Adviser also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. The Adviser may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.

Authorized Firms and consultants that receive these various types of payments may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

Description of Proposed Amendment

The Proposed Amendment makes no changes to the Advisory Agreement, other than changing the date of effectiveness and the advisory fee rate for each Fund (as described above). Additionally, there are no differences in the Adviser’s obligations to the Funds imposed by the Proposed Amendment. The Proposed Amendment will be effective with respect to a Fund only upon shareholder approval. The Proposed Amendment’s initial term will last until the expiration of the current term of the Advisory Agreement on February 5, 2023 and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of the Funds, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The proposed fee rates under the Proposed Amendment are as follows:

Fund	Annual Fee as a Percentage of Average Daily Net Assets
AlphaTrak 500 Fund	0.40%
Strategic Income Fund	0.65%

In addition, if Proposal 1 is approved, upon effectiveness of the new advisory fee rates, the Adviser has agreed to amend the Operating Expenses Agreement to reduce the expense limitation for the AlphaTrak 500 Fund by 45 basis points, from 0.90% to 0.45%. If Proposal 1 is not approved by shareholders, the AlphaTrak 500 Fund will retain its fulcrum fee structure and the expense limitation will remain at its existing level of 0.90%.

If Proposal 2 is not approved by shareholders, the Strategic Income Fund will retain its fulcrum fee structure.

Fee and Expense Comparison

The following expense tables and examples provide a comparison of each Fund’s annual operating expenses based on total annual fund operating expenses for the fiscal year ended March 31, 2021, and pro forma expenses showing these same expenses adjusted for the change in the advisory fee.

AlphaTrak 500 Fund – Class M

	Current	Pro Forma
Shareholder Fees (paid directly from your investment)	None	None
Management Fees	0.52%[1]	0.40%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.74%	0.74%
Shareholder Servicing Expenses[2]	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.27%	1.15%
Fee Waiver and/or Expense Reimbursement	(0.36)%[3]	(0.69)%[4]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.91%	0.46%

1 The current management fee paid to the Adviser for providing services to the Fund consists of a basic fee at an annual rate of 0.35% of the Fund’s average net assets and a positive or negative performance adjustment of up to an annual rate of 0.35% (applied to the average assets for the rolling 3-month performance period), resulting in a total minimum fee of 0.00% and a total maximum fee of 0.70%. The average monthly management fee for the year ended March 31, 2021 was 0.52% (annual rate).

2 The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class assets serviced by those intermediaries for shareholder services.

3 Under the current Operating Expense Agreement, the Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2023. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

4 If the Proposed Amendment is approved by shareholders of the AlphaTrak 500 Fund, the Adviser has agreed to lower the Fund’s expense cap pursuant to the Operating Expense Agreement from its current level of 0.90% to 0.45%.

Strategic Income Fund – Class M

	Current	Pro Forma
Shareholder Fees (paid directly from your investment)	None	None
Management Fees	1.27%[1]	0.65%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	1.21%	1.21%
Shareholder Servicing Expenses[2]	0.09%	0.09%
Total Annual Fund Operating Expenses	2.73%	2.11%
Fee Waiver and/or Expense Reimbursement	(1.69)%[3]	(1.07)%[4]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.04%	1.04%

1  The current management fee paid to the Adviser for providing services to the Fund consists of a basic fee at an annual rate of 1.20% of the Fund’s average net assets and a positive or negative performance adjustment of up to an annual rate of 0.70% (applied to the average net assets for the 12-month performance period), resulting in a total minimum fee of 0.50% and a total maximum fee of 1.90%. The average monthly management fee for the year ended March 31, 2021 was 1.27% (annual rate) based on average net assets for the year ended March 31, 2021.

2    The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the I Class assets serviced by those intermediaries for shareholder services.

3     Under the current Operating Expense Agreement, the Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2023. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Strategic Income Fund – Class I

	Current	Pro Forma
Shareholder Fees (paid directly from your investment)	None	None
Management Fees	1.27%[1]	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.66%	0.66%
Shareholder Servicing Expenses[2]	0.09%	0.09%
Total Annual Fund Operating Expenses	1.93%	1.31%
Fee Waiver and/or Expense Reimbursement[3]	(1.13)%	(0.51)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.80%	0.80%

1  The current management fee paid to the Adviser for providing services to the Fund consists of a basic fee at an annual rate of 1.20% of the Fund’s average net assets and a positive or negative performance adjustment of up to an annual rate of 0.70% (applied to the average net assets for the rolling 12-month performance period), resulting in a total minimum fee of 0.50% and a total maximum fee of 1.90%. The average monthly management fee for the year ended March 31, 2021 was 1.27% based on average net assets for the year ended March 31, 2021.

2     The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the I Class assets serviced by those intermediaries for shareholder services.

3     Under the current Operating Expense Agreement, the Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the

Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2023. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that there is no performance adjustment to the management fee, and that the Fund’s operating expenses remain the same. The costs below reflect the net expenses of a Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

		1 Year	3 Years	5 Years	10 Years
AlphaTrak 500 Fund –Class M	Current	$93	$367	$662	$1,502
	Pro Forma	$47	$297	$566	$1,336
Strategic Income Fund – Class M	Current	$106	$687	$1,294	$2,937
	Pro Forma	$106	$558	$1,035	$2,357
Strategic Income Fund –Class I	Current	$82	$496	$937	$2,162
	Pro Forma	$82	$365	$669	$1,534

The table below compares the actual advisory fees paid to the Adviser for each Fund for the fiscal year ended March 31, 2021 to a hypothetical example of the amount of fees that would have been paid during this period had the Proposed Amendment been in effect, and also shows the percentage difference between the actual and pro forma values. The fees below reflect the advisory fees reduced and expenses reimbursed by the Adviser pursuant to the Operating Expenses Agreement.

Fund	Advisory Fees Paid, Net of Waivers	Pro Forma Advisory Fees Based on the Proposed Amendment, Net of Waivers	Percentage Difference between Actual and Proposed Advisory Fees

AlphaTrak 500 Fund	$52,277	$(97,669)	(0.45)%

Strategic Income Fund	$440,222	$(17,270)	(1.16)%

As reflected in the table above, the actual advisory fees paid to the Adviser for each Fund for the fiscal year ended March 31, 2021, would have been lower for each Fund had the proposed flat advisory fee structure been in place during the past fiscal year, as compared to the fulcrum fee structure during the same period. However, because the current fulcrum fee for each Fund is tied to the Fund’s performance and because it is impossible to predict future performance, the Adviser cannot determine, if the Proposals are approved, whether the advisory fee for each Fund will be higher, lower, or the same as the advisory fee paid by that Fund under the current fulcrum fee structure.

The form of the Proposed Amendment, which was approved by the Board, including by a majority of the Independent Trustees, is included in the Proxy Statement in Exhibit A.

Board Considerations Regarding Proposed Amendment

The Board, including the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Advisory Agreement with respect to each Fund at meetings held on August

24, 2020, and September 14, 2020 (the “September 2020 Meeting”), and the Board approved the renewal of the Advisory Agreement with respect to each Fund for an additional one-year term at the September 2020 Meeting. The Board, including the Independent Trustees, considered information specifically relating to the Proposed Amendment, including the proposed flat fee structure, and approved the Proposed Amendment at a meeting held on June 14, 2021 (the “June 2021 Meeting”), subject to shareholder approval. For each approval, the Board met by telephone, notwithstanding the in-person approval requirement that normally applies under the 1940 Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic.

The Board also recently approved the renewal of the Advisory Agreement for an additional one-year term at a meeting held on September 20, 2021. Because the consideration of the Proposed Amendment occurred before this recent renewal, the discussion herein refers to the Board’s considerations at the September 2020 Meeting and the June 2021 Meeting.

In considering whether to approve the Proposed Amendment, the Board and the Independent Trustees considered and discussed a wide variety of materials provided by the Adviser. The Adviser discussed at length the rationale for its recommendations and also explained that the Proposals would need to be submitted to and approved by the shareholders of each Fund, which would require a proxy solicitation and a special meeting of shareholders, the costs of which would be borne by the Adviser. The Board and the Independent Trustees also considered detailed information regarding the fees and expenses of similarly situated competitor funds provided by Adviser based on information prepared by a third party. The Board and the Independent Trustees had the opportunity to discuss the Proposals at length with representatives of the Adviser and with independent legal counsel, which included considering information and representations from the Adviser supporting a conclusion that the Proposed Amendment will not result in any reduction in the nature or quality of services that are provided to the Funds by the Adviser.

In considering the Proposed Amendment, the Board and the Independent Trustees noted that the Proposed Amendment would eliminate the fulcrum adjustment for purposes of calculating, prospectively, the advisory fee, but that the annual base fee rate would be reduced for the Strategic Income Fund and increased by 5 basis points for the AlphaTrak 500 Fund. The Board and the Independent Trustees considered that the elimination of the fulcrum fee adjustment and implementation of a flat advisory fee for each Fund would in many circumstances result in a lower advisory fee than what would have been charged under the fulcrum fee structure. The Board and the Independent Trustees further noted that, under some circumstances where a Fund underperforms its applicable benchmark index, it is possible that the new flat advisory fee structure could result in an advisory fee that is greater than what would have been charged under the fulcrum fee structure. The Board and the Independent Trustees took into account the Adviser’s belief that the Proposed Amendment would make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers. The Board and the Independent Trustees also considered the Adviser’s belief that the new advisory fee structure would be more competitive in the mutual fund marketplace, which could potentially make the Funds more appealing to investors and thereby increase overall assets with the potential to gain economies of scale, and also considered that economies of scale might not be realized. The Board and the Independent Trustees further considered that the Adviser believes that the proposed advisory fee to be paid by each Fund is reasonable in relation to its respective peer group. The Board and the Independent Trustees also considered that, other than the changes to the advisory fee structure of the Funds and the effective date of the Proposed Amendment, the other terms of the Advisory Agreement would not change.

The Board and the Independent Trustees determined that the information received and the basis for the renewal of the Advisory Agreement at the September 2020 Meeting also would ground and support the Board’s approval of the Proposed Amendment; these considerations included updated performance information regarding the Funds received at Board meetings subsequent to the September 2020 Meeting, through June 14, 2021, and information contained in the materials received by the Board in connection with the proposed change in fee structure as reflected in the Proposed Amendment.

Nature, Extent and Quality of Services provided by the Adviser. As part of its consideration of the renewal of the Advisory Agreement, the Board and the Independent Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds and the resources of the Adviser and its affiliates dedicated to the Funds. The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the growth in assets over the past several years. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by TCW, the parent company of the Adviser. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs. The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

When considering the Proposed Amendment, the Board and the Independent Trustees acknowledged these previous considerations and took into account that the Adviser had undertaken that it would not reduce the nature, extent or quality of services provided under the Proposed Amendment as compared to the Advisory Agreement. The Board sought and received confirmation from the Adviser and its affiliates that they are prepared to commit the resources necessary for the provision of services under the Proposed Amendment, notwithstanding any decrease in revenue to the Adviser that could result (at current asset levels) under the Proposed Amendment.

Investment Results. In considering the renewal of the Advisory Agreement, the Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. Specifically, they compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2020. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

As part of their consideration of the renewal of the Advisory Agreement, the Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis, in part because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups. Following such evaluation the Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

When considering the approval of the Proposed Amendment, the Board and the Independent Trustees took into account these considerations as well as the performance information relating to the Funds that the Adviser had provided and the Board and the Independent Trustees had reviewed subsequent to the Board’s approval of the renewal of the Advisory Agreement at the September 2020 Meeting.

Advisory Fees and Total Expenses. As part of their consideration of the renewal of the Advisory Agreement, the Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fee and administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that the AlphaTrak 500 Fund’s management fee was below and the Strategic Income Fund’s management fee was above the median of its peer group funds on a current basis. With respect to the

Strategic Income Fund, the Board and the Independent Trustees considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison given the significant differences in the strategies used by the Fund as compared to those used by funds in the peer group. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board and the Independent Trustees also noted the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for certain Funds, such recoupment is permitted only if it does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

At the September Meeting, the Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

In considering the Proposed Amendment, the Board and the Independent Trustees took into account these factors, as well as that: (i) the structure of the proposed management fee for the Funds would change from the existing fulcrum fee structure to a flat advisory fee structure; (ii) the proposed advisory fee for each Fund will remain competitive when compared to similarly situated competitor funds; and (iii) the Adviser will bear the costs associated with obtaining shareholder approval of the Proposed Amendment for each Fund.

The Adviser’s costs, level of profits, and economies of scale. In their consideration of the renewal of the Advisory Agreement, the Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel compensation costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

In their consideration of the renewal of the Advisory Agreement, the Board and the Independent Trustees also considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past and current subsidies of the operating expenses of newer and smaller Funds and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees considered the risk borne by the Adviser that the Funds’ net assets and thus the Adviser’s fees might decline and that smaller Funds might not grow to become profitable. Based on these considerations, the Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

In their consideration of the Proposed Amendment, the Board and the Independent Trustees took into account these considerations as well as additional information relating to the anticipated impact on the advisory fees payable to the Adviser by the Funds in connection with implementing the proposed flat advisory fee structure under the Proposed Amendment. The Board and the Independent Trustees also considered that the Adviser had agreed to lower the expense limitation for Class M Shares of the AlphaTrak 500 Fund under the Operating Expenses Agreement from 0.90% to 0.45%, to be effective upon the effectiveness of the Proposed Amendment, and the Adviser’s recent reduction of the expense cap for the Strategic Income Fund, from 2.35% to 1.04% for Class M Shares and from 2.10% to 0.80% for Class I Shares, effective March 15, 2021. The Board and the Independent Trustees considered the potential impacts of those reductions on the Adviser’s profitability, and the costs associated with soliciting shareholder approval of the Proposed Amendment.

Ancillary Benefits. In their consideration of the renewal of the Advisory Agreement, the Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser. They noted that the principal underwriter for the Funds’ shares is affiliated with the Adviser but does not derive a profit from that role. The Board and the Independent Trustees concluded that any potential benefits received or to be derived by the Adviser from its relationships with the Funds are reasonably related to the services provided by the Adviser to the Funds. In their consideration of the Proposed Amendment, the Board and the Independent Trustees took into account these prior considerations.

Conclusions. In the course of their deliberations, the Board and the Independent Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees unanimously, approved the Proposed Amendment with respect to the Funds, subject to shareholder approval, and concluded that the compensation under the Proposed Amendment with respect to the Funds is fair and reasonable in light of the services that the Adviser will provide and the expenses it will bear thereunder and in light of such other matters as the Board and the Independent Trustees considered to be relevant in the exercise of their reasonable judgment.

Vote Required

Approval of the Proposals by the applicable Fund requires the affirmative vote of the “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of the Strategic Income Fund will vote on Proposal 2 in the aggregate as one class, and not by class of shares. If approved by shareholders, the Proposed Amendment will take effect on [    ], 2021, or as soon as practicable thereafter.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Principal Underwriter

TCW Funds Distributors LLC (the “Underwriter”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, is a broker-dealer that serves as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares on a best-efforts basis. The Underwriter is under common ownership with the Adviser.

Administrator and Transfer Agent

BNY Mellon Investment Servicing serves as transfer agent and administrator to the Trust and also provides accounting services pursuant to servicing agreements. The business address of BNY Mellon Investment Servicing is 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on [    ], 2021, the Record Date, will be entitled to notice of and to be present and vote at the Meeting or any adjournment(s) thereof. As of the Record Date, the Funds have the following number of shares outstanding, which in each case equals the number of votes to which the shareholders of the Funds are entitled:

Fund	Shares Outstanding as of Record Date ([ ], 2021)
AlphaTrak 500 Fund
Class M

Strategic Income Fund
Class M
Class I

Management Ownership. As of the Record Date, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, the Underwriter or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a Fund. A control person under the 1940 Act is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Funds.

[To be added]

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-241-4671 or write to Metropolitan West Funds, 865 South Figueroa Street, Los Angeles, California 90017. If you currently receive multiple copies of proxy statements and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Exhibit A

FORM OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

This Amendment to Investment Management Agreement (this “Amendment”), effective as of [      ], 2021, is made by and between Metropolitan West Funds (the “Trust”) and Metropolitan West Asset Management, LLC (the “Manager,” and together with the Trust, the “Parties”).

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Investment Management Agreement, dated as of February 16, 2013, as most recently amended effective July 29, 2021, by and between the Trust and the Manager (the “Agreement”).

WITNESSETH THAT:

WHEREAS, the Parties originally entered into the Agreement, wherein the Manager agreed to provide certain services to the Trust; and

WHEREAS, the Parties wish to amend Appendix A to the Agreement to provide for a new advisory fee structure for the Metropolitan West AlphaTrak 500 Fund and Metropolitan West Strategic Income Fund, each a series of the Trust.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.        The management fee for each of the Metropolitan West AlphaTrak 500 Fund and Metropolitan West Strategic Income Fund is amended as set forth on the attached amended Appendix A.

2.        The Agreement will otherwise remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment, including the amended Appendix A attached hereto, to be signed by their duly authorized officers as of the date set forth below.

METROPOLITAN WEST FUNDS		METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:		By:

Title:	Vice President and Assistant Secretary	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

Date:		Date:

Appendix A to Investment Management Agreement

Name of Fund	Applicable Fee	Effective Date

Metropolitan West Total Return Bond Fund	0.35%	February 6, 2013

Metropolitan West Low Duration Bond Fund	0.30%	February 6, 2013

Metropolitan West Ultra Short Bond Fund	0.25%	February 6, 2013

Metropolitan West AlphaTrak 500 Fund	0.40%	[ ], 2021

Metropolitan West High Yield Bond Fund	0.50%	February 6, 2013

Metropolitan West Intermediate Bond Fund	0.35%	February 6, 2013

Metropolitan West Strategic Income Fund	0.65%	[ ], 2021

Metropolitan West Unconstrained Bond Fund	0.65%	February 6, 2013

Metropolitan West Floating Rate Income Fund	0.55%	June 26, 2013

Metropolitan West Flexible Income Fund	0.45%	June 29, 2018

Metropolitan West Investment Grade Credit Fund	0.35%	June 29, 2018

Metropolitan West Corporate Bond Fund	0.40%	June 29, 2018

Metropolitan West ESG Securitized Fund	0.40%	July 29, 2021

Metropolitan West Opportunistic High Income Credit Fund	0.50%	July 29, 2021

METROPOLITAN WEST FUNDS		METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:		By:

Title:	Vice President and Assistant Secretary	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

PROXY CARD	PROXY CARD

METROPOLITAN WEST FUNDS

[Metropolitan West AlphaTrak 500 Fund]

[Metropolitan West Strategic Income Fund]

SPECIAL MEETING OF SHAREHOLDERS – [                ], 2021

This proxy card is solicited on behalf of the Board of Trustees of the Metropolitan West Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) to be held on [      ], 2021.

The undersigned hereby appoints [      ] and [      ] as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Meeting to be held at [    ] a.m. (Pacific time) on [      ], 2021 at the offices of [Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017], and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof

PLEASE VOTE, SIGN, AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” THE PROPOSAL.

Please indicate your vote by marking the appropriate box.                      Example: [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Approve an amendment to the investment management agreement with Metropolitan West Asset Management, LLC.

    FOR    ☐            AGAINST     ☐            ABSTAIN    ☐

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: ,

☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ( PERSON(S) WILL ATTEND.)